RenaissanceRe

RenaissanceRe Holdings Ltd.
Financial Supplement
June 30, 2021

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President,
Finance & Investor Relations
T: +1 441 239 4830

Media:
RenaissanceRe Holdings Ltd.
Keil Gunther
Senior Vice President, Head of Global Marketing
& Client Communication
T: +1 441 239 4932

Kekst and Company
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

RenaissanceRe Holdings Ltd.
Basis of Presentation
RenaissanceRe Holdings Ltd. (the "Company" or "RenaissanceRe") is a global provider of reinsurance and insurance. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Australia, Ireland, Singapore, Switzerland, the United Kingdom and the United States.
This financial supplement includes certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S ("GAAP") including “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted,” “operating return on average common equity - annualized,” “tangible book value per common share,” “tangible book value per common share plus accumulated dividends," "retained investment result" and "retained fixed maturity and short term investments, at fair value." A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 20 through 24 for "Comments on Regulation G."
Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995; Statements made in this financial supplement contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q and prospectus supplement dated July 7, 2021.
All information contained herein is unaudited. Unless otherwise noted, amounts are in thousands of United States Dollars, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe.

i

Financial Highlights

	Three months ended					Six months ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	June 30, 2021	June 30, 2020
Highlights
Gross premiums written	$2,094,158	$2,652,442	$935,514	$1,143,058	$1,701,872	$4,746,600	$3,727,593
Underwriting income (loss)	$328,976	$(35,760)	$(151,655)	$(206,072)	$217,137	$293,216	$281,216

Net investment income	$80,925	$79,804	$81,717	$83,543	$89,305	$160,729	$188,778
Net realized and unrealized gains (losses) on investments	191,018	(345,563)	258,745	224,208	448,390	(154,545)	337,683
Total investment result	$271,943	$(265,759)	$340,462	$307,751	$537,695	$6,184	$526,461

Net income (loss) available (attributable) to RenaissanceRe common shareholders	$456,818	$(290,934)	$189,812	$47,799	$575,845	$165,884	$493,871
Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	$278,050	$4,395	$(77,122)	$(131,724)	$190,076	$282,445	$223,486

Per share data
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$9.36	$(5.87)	$3.75	$0.94	$12.64	$3.36	$11.04
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$9.35	$(5.87)	$3.74	$0.94	$12.63	$3.35	$11.02
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$5.64	$0.09	$(1.59)	$(2.64)	$4.06	$5.73	$4.91
Book value per common share	$139.35	$131.15	$138.46	$135.13	$134.27	$139.35	$134.27
Tangible book value per common share (1)	$133.75	$125.73	$133.09	$129.60	$128.71	$133.75	$128.71
Tangible book value per common share plus accumulated dividends (1)	$156.55	$148.17	$155.17	$151.33	$150.09	$156.55	$150.09
Change in tangible book value per common share plus change in accumulated dividends (1)	6.7%	(5.3)%	3.0%	1.0%	16.6%	1.0%	13.5%

Financial ratios
Combined ratio	72.4%	103.1%	114.7%	120.6%	78.5%	87.5%	85.4%
Return on average common equity - annualized	27.6%	(17.1)%	10.9%	2.8%	38.5%	4.9%	17.1%
Operating return on average common equity - annualized (1)	16.8%	0.3%	(4.4)%	(7.7)%	12.7%	8.4%	7.8%
Total investment return - annualized	5.2%	(4.9)%	6.6%	6.2%	11.8%	0.1%	5.8%
(1)    See "Comments on Regulation G" for a reconciliation of non-GAAP financial measures.

1

Summary Consolidated Financial Statements
Consolidated Statements of Operations

	Three months ended					Six months ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	June 30, 2021	June 30, 2020
Revenues
Gross premiums written	$2,094,158	$2,652,442	$935,514	$1,143,058	$1,701,872	$4,746,600	$3,727,593
Net premiums written	$1,512,292	$1,824,083	$746,311	$899,411	$1,180,803	$3,336,375	$2,450,611
(Increase) decrease in unearned premiums	(319,502)	(670,247)	282,774	100,772	(170,707)	(989,749)	(527,417)
Net premiums earned	1,192,790	1,153,836	1,029,085	1,000,183	1,010,096	2,346,626	1,923,194
Net investment income	80,925	79,804	81,717	83,543	89,305	160,729	188,778
Net foreign exchange gains (losses)	3,234	(22,788)	23,270	17,426	(7,195)	(19,554)	(12,923)
Equity in earnings (losses) of other ventures	8,732	(5,558)	(1,868)	5,457	9,041	3,174	13,605
Other income (loss)	586	2,171	4,374	1,476	(1,201)	2,757	(5,637)
Net realized and unrealized gains (losses) on investments	191,018	(345,563)	258,745	224,208	448,390	(154,545)	337,683
Total revenues	1,477,285	861,902	1,395,323	1,332,293	1,548,436	2,339,187	2,444,700
Expenses
Net claims and claim expenses incurred	520,021	867,051	901,353	942,030	510,272	1,387,072	1,081,226
Acquisition expenses	285,590	267,234	238,283	215,180	233,610	552,824	444,214
Operational expenses	58,203	55,311	41,104	49,045	49,077	113,514	116,538
Corporate expenses	10,125	10,405	21,031	48,050	11,898	20,530	27,889
Interest expense	11,833	11,912	11,841	11,843	11,842	23,745	26,769
Total expenses	885,772	1,211,913	1,213,612	1,266,148	816,699	2,097,685	1,696,636
Income (loss) before taxes	591,513	(350,011)	181,711	66,145	731,737	241,502	748,064
Income tax (expense) benefit	(13,862)	19,516	9,923	8,244	(29,875)	5,654	(21,029)
Net income (loss)	577,651	(330,495)	191,634	74,389	701,862	247,156	727,035
Net (income) loss attributable to redeemable noncontrolling interests	(113,544)	46,850	5,467	(19,301)	(118,728)	(66,694)	(216,819)
Net income (loss) attributable to RenaissanceRe	464,107	(283,645)	197,101	55,088	583,134	180,462	510,216
Dividends on preference shares	(7,289)	(7,289)	(7,289)	(7,289)	(7,289)	(14,578)	(16,345)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$456,818	$(290,934)	$189,812	$47,799	$575,845	$165,884	$493,871

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$9.36	$(5.87)	$3.75	$0.94	$12.64	$3.36	$11.04
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$9.35	$(5.87)	$3.74	$0.94	$12.63	$3.35	$11.02
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$5.64	$0.09	$(1.59)	$(2.64)	$4.06	$5.73	$4.91

Return on average common equity - annualized	27.6%	(17.1)%	10.9%	2.8%	38.5%	4.9%	17.1%
Operating return on average common equity - annualized (1)	16.8%	0.3%	(4.4)%	(7.7)%	12.7%	8.4%	7.8%

2

Summary Consolidated Financial Statements
Consolidated Balance Sheets

	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Assets
Fixed maturity investments trading, at fair value	$13,418,389	$13,309,234	$13,506,503	$13,391,318	$12,495,135
Short term investments, at fair value	4,392,652	5,091,143	4,993,735	5,158,961	5,570,804
Equity investments trading, at fair value	577,090	503,137	702,617	547,381	470,087
Other investments, at fair value	1,585,036	1,379,056	1,256,948	1,122,683	1,093,338
Investments in other ventures, under equity method	91,938	91,362	98,373	98,990	94,285
Total investments	20,065,105	20,373,932	20,558,176	20,319,333	19,723,649
Cash and cash equivalents	1,789,756	1,286,661	1,736,813	1,287,378	1,185,844
Premiums receivable	4,481,492	3,928,122	2,894,631	3,337,120	3,519,965
Prepaid reinsurance premiums	1,361,041	1,229,716	823,582	1,082,270	1,266,203
Reinsurance recoverable	3,187,638	3,160,667	2,926,010	2,883,808	2,774,358
Accrued investment income	56,804	62,573	66,743	71,947	70,004
Deferred acquisition costs and value of business acquired	883,926	786,941	633,521	697,346	734,286
Receivable for investments sold	457,458	841,156	568,293	752,936	648,458
Other assets	196,959	318,249	363,170	306,265	298,396
Goodwill and other intangibles	246,576	248,080	249,641	257,437	258,591
Total assets	$32,726,755	$32,236,097	$30,820,580	$30,995,840	$30,479,754
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$10,944,742	$10,953,383	$10,381,138	$9,900,615	$9,365,469
Unearned premiums	4,284,260	3,833,155	2,763,599	3,276,156	3,549,641
Debt	1,137,304	1,136,783	1,136,265	1,135,740	1,135,216
Reinsurance balances payable	4,489,841	4,254,645	3,488,352	3,915,804	4,094,027
Payable for investments purchased	795,185	1,133,787	1,132,538	1,597,893	1,259,116
Other liabilities	201,398	436,437	970,121	391,494	342,014
Total liabilities	21,852,730	21,748,190	19,872,013	20,217,702	19,745,483
Redeemable noncontrolling interests	3,656,419	3,409,570	3,388,319	3,387,317	3,387,099
Shareholders' Equity
Preference shares	525,000	525,000	525,000	525,000	525,000
Common shares	48,026	49,970	50,811	50,810	50,811
Additional paid-in capital	1,153,881	1,450,627	1,623,206	1,615,328	1,602,738
Accumulated other comprehensive loss	(14,061)	(12,382)	(12,642)	(2,083)	(3,066)
Retained earnings	5,504,760	5,065,122	5,373,873	5,201,766	5,171,689
Total shareholders' equity attributable to RenaissanceRe	7,217,606	7,078,337	7,560,248	7,390,821	7,347,172
Total liabilities, noncontrolling interests and shareholders' equity	$32,726,755	$32,236,097	$30,820,580	$30,995,840	$30,479,754

Book value per common share	$139.35	$131.15	$138.46	$135.13	$134.27

3

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Three months ended June 30, 2021
	Property	Casualty and Specialty	Total
Gross premiums written	$1,183,556	$910,602	$2,094,158
Net premiums written	$803,335	$708,957	$1,512,292
Net premiums earned	$560,397	$632,393	$1,192,790
Net claims and claim expenses incurred	97,150	422,871	520,021
Acquisition expenses	109,238	176,352	285,590
Operational expenses	38,887	19,316	58,203
Underwriting income	$315,122	$13,854	$328,976

Net claims and claim expenses incurred - current accident year	$148,133	$423,917	$572,050
Net claims and claim expenses incurred - prior accident years	(50,983)	(1,046)	(52,029)
Net claims and claim expenses incurred - total	$97,150	$422,871	$520,021

Net claims and claim expense ratio - current accident year	26.4%	67.0%	48.0%
Net claims and claim expense ratio - prior accident years	(9.1)%	(0.1)%	(4.4)%
Net claims and claim expense ratio - calendar year	17.3%	66.9%	43.6%
Underwriting expense ratio	26.5%	30.9%	28.8%
Combined ratio	43.8%	97.8%	72.4%

	Three months ended June 30, 2020
	Property	Casualty and Specialty	Total
Gross premiums written	$1,042,536	$659,336	$1,701,872
Net premiums written	$704,138	$476,665	$1,180,803
Net premiums earned	$491,116	$518,980	$1,010,096
Net claims and claim expenses incurred	164,006	346,266	510,272
Acquisition expenses	94,773	138,837	233,610
Operational expenses	31,655	17,422	49,077
Underwriting income	$200,682	$16,455	$217,137

Net claims and claim expenses incurred - current accident year	$170,614	$355,064	$525,678
Net claims and claim expenses incurred - prior accident years	(6,608)	(8,798)	(15,406)
Net claims and claim expenses incurred - total	$164,006	$346,266	$510,272

Net claims and claim expense ratio - current accident year	34.7%	68.4%	52.0%
Net claims and claim expense ratio - prior accident years	(1.3)%	(1.7)%	(1.5)%
Net claims and claim expense ratio - calendar year	33.4%	66.7%	50.5%
Underwriting expense ratio	25.7%	30.1%	28.0%
Combined ratio	59.1%	96.8%	78.5%

4

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Six months ended June 30, 2021
	Property	Casualty and Specialty	Total
Gross premiums written	$2,800,375	$1,946,225	$4,746,600
Net premiums written	$1,811,795	$1,524,580	$3,336,375
Net premiums earned	$1,165,563	$1,181,063	$2,346,626
Net claims and claim expenses incurred	595,982	791,090	1,387,072
Acquisition expenses	221,992	330,832	552,824
Operational expenses	74,262	39,252	113,514
Underwriting income	$273,327	$19,889	$293,216

Net claims and claim expenses incurred - current accident year	$652,127	$796,006	$1,448,133
Net claims and claim expenses incurred - prior accident years	(56,145)	(4,916)	(61,061)
Net claims and claim expenses incurred - total	$595,982	$791,090	$1,387,072

Net claims and claim expense ratio - current accident year	55.9%	67.4%	61.7%
Net claims and claim expense ratio - prior accident years	(4.8)%	(0.4)%	(2.6)%
Net claims and claim expense ratio - calendar year	51.1%	67.0%	59.1%
Underwriting expense ratio	25.4%	31.3%	28.4%
Combined ratio	76.5%	98.3%	87.5%

	Six months ended June 30, 2020
	Property	Casualty and Specialty	Total
Gross premiums written	$2,263,062	$1,464,531	$3,727,593
Net premiums written	$1,378,719	$1,071,892	$2,450,611
Net premiums earned	$912,451	$1,010,743	$1,923,194
Net claims and claim expenses incurred	308,751	772,475	1,081,226
Acquisition expenses	180,124	264,090	444,214
Operational expenses	75,662	40,876	116,538
Underwriting income (loss)	$347,914	$(66,698)	$281,216

Net claims and claim expenses incurred - current accident year	$301,458	$781,274	$1,082,732
Net claims and claim expenses incurred - prior accident years	7,293	(8,799)	(1,506)
Net claims and claim expenses incurred - total	$308,751	$772,475	$1,081,226

Net claims and claim expense ratio - current accident year	33.0%	77.3%	56.3%
Net claims and claim expense ratio - prior accident years	0.8%	(0.9)%	(0.1)%
Net claims and claim expense ratio - calendar year	33.8%	76.4%	56.2%
Underwriting expense ratio	28.1%	30.2%	29.2%
Combined ratio	61.9%	106.6%	85.4%

5

Underwriting and Reserves
Segment Underwriting Results

	Three months ended
Property Segment	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Gross premiums written	$1,183,556	$1,616,819	$308,315	$427,765	$1,042,536
Net premiums written	$803,335	$1,008,460	$279,773	$378,708	$704,138
Net premiums earned	$560,397	$605,166	$507,141	$516,623	$491,116
Net claims and claim expenses incurred	97,150	498,832	536,218	590,979	164,006
Acquisition expenses	109,238	112,754	75,032	98,545	94,773
Operational expenses	38,887	35,375	26,160	33,724	31,655
Underwriting income (loss)	$315,122	$(41,795)	$(130,269)	$(206,625)	$200,682

Net claims and claim expenses incurred - current accident year	$148,133	$503,994	$661,711	$629,827	$170,614
Net claims and claim expenses incurred - prior accident years	(50,983)	(5,162)	(125,493)	(38,848)	(6,608)
Net claims and claim expenses incurred - total	$97,150	$498,832	$536,218	$590,979	$164,006

Net claims and claim expense ratio - current accident year	26.4%	83.3%	130.4%	121.9%	34.7%
Net claims and claim expense ratio - prior accident years	(9.1)%	(0.9)%	(24.7)%	(7.5)%	(1.3)%
Net claims and claim expense ratio - calendar year	17.3%	82.4%	105.7%	114.4%	33.4%
Underwriting expense ratio	26.5%	24.5%	20.0%	25.6%	25.7%
Combined ratio	43.8%	106.9%	125.7%	140.0%	59.1%

	Three months ended
Casualty and Specialty Segment	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Gross premiums written	$910,602	$1,035,623	$627,199	$715,293	$659,336
Net premiums written	$708,957	$815,623	$466,538	$520,703	$476,665
Net premiums earned	$632,393	$548,670	$521,944	$483,560	$518,980
Net claims and claim expenses incurred	422,871	368,219	365,135	351,052	346,266
Acquisition expenses	176,352	154,480	163,251	116,636	138,837
Operational expenses	19,316	19,936	14,945	15,319	17,422
Underwriting income (loss)	$13,854	$6,035	$(21,387)	$553	$16,455

Net claims and claim expenses incurred - current accident year	$423,917	$372,089	$368,071	$366,080	$355,064
Net claims and claim expenses incurred - prior accident years	(1,046)	(3,870)	(2,936)	(15,028)	(8,798)
Net claims and claim expenses incurred - total	$422,871	$368,219	$365,135	$351,052	$346,266

Net claims and claim expense ratio - current accident year	67.0%	67.8%	70.5%	75.7%	68.4%
Net claims and claim expense ratio - prior accident years	(0.1)%	(0.7)%	(0.5)%	(3.1)%	(1.7)%
Net claims and claim expense ratio - calendar year	66.9%	67.1%	70.0%	72.6%	66.7%
Underwriting expense ratio	30.9%	31.8%	34.1%	27.3%	30.1%
Combined ratio	97.8%	98.9%	104.1%	99.9%	96.8%

6

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Three months ended June 30, 2021			Three months ended June 30, 2020
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$761,323	$422,233	$1,183,556	$711,786	$330,750	$1,042,536
Net premiums written	$403,272	$400,063	$803,335	$391,350	$312,788	$704,138
Net premiums earned	$272,309	$288,088	$560,397	$245,518	$245,598	$491,116
Net claims and claim expenses incurred	(34,068)	131,218	97,150	22,467	141,539	164,006
Acquisition expenses	32,103	77,135	109,238	31,728	63,045	94,773
Operational expenses	30,610	8,277	38,887	25,652	6,003	31,655
Underwriting income	$243,664	$71,458	$315,122	$165,671	$35,011	$200,682

Net claims and claim expenses incurred - current accident year	$16,573	$131,560	$148,133	$37,528	$133,086	$170,614
Net claims and claim expenses incurred - prior accident years	(50,641)	(342)	(50,983)	(15,061)	8,453	(6,608)
Net claims and claim expenses incurred - total	$(34,068)	$131,218	$97,150	$22,467	$141,539	$164,006

Net claims and claim expense ratio - current accident year	6.1%	45.7%	26.4%	15.3%	54.2%	34.7%
Net claims and claim expense ratio - prior accident years	(18.6)%	(0.2)%	(9.1)%	(6.1)%	3.4%	(1.3)%
Net claims and claim expense ratio - calendar year	(12.5)%	45.5%	17.3%	9.2%	57.6%	33.4%
Underwriting expense ratio	23.0%	29.7%	26.5%	23.3%	28.1%	25.7%
Combined ratio	10.5%	75.2%	43.8%	32.5%	85.7%	59.1%

	Six months ended June 30, 2021			Six months ended June 30, 2020
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$1,892,448	$907,927	$2,800,375	$1,647,976	$615,086	$2,263,062
Net premiums written	$1,063,392	$748,403	$1,811,795	$868,807	$509,912	$1,378,719
Net premiums earned	$613,289	$552,274	$1,165,563	$466,173	$446,278	$912,451
Net claims and claim expenses incurred	299,943	296,039	595,982	20,266	288,485	308,751
Acquisition expenses	73,481	148,511	221,992	60,434	119,690	180,124
Operational expenses	58,976	15,286	74,262	61,198	14,464	75,662
Underwriting income	$180,889	$92,438	$273,327	$324,275	$23,639	$347,914

Net claims and claim expenses incurred - current accident year	$355,048	$297,079	$652,127	$60,910	$240,548	$301,458
Net claims and claim expenses incurred - prior accident years	(55,105)	(1,040)	(56,145)	(40,644)	47,937	7,293
Net claims and claim expenses incurred - total	$299,943	$296,039	$595,982	$20,266	$288,485	$308,751

Net claims and claim expense ratio - current accident year	57.9%	53.8%	55.9%	13.1%	53.9%	33.0%
Net claims and claim expense ratio - prior accident years	(9.0)%	(0.2)%	(4.8)%	(8.8)%	10.7%	0.8%
Net claims and claim expense ratio - calendar year	48.9%	53.6%	51.1%	4.3%	64.6%	33.8%
Underwriting expense ratio	21.6%	29.7%	25.4%	26.1%	30.1%	28.1%
Combined ratio	70.5%	83.3%	76.5%	30.4%	94.7%	61.9%

7

Underwriting and Reserves
Gross Premiums Written

	Three months ended					Six months ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	June 30, 2021	June 30, 2020
Property Segment
Catastrophe	$761,323	$1,131,125	$59,120	$179,689	$711,786	$1,892,448	$1,647,976
Other property	422,233	485,694	249,195	248,076	330,750	907,927	615,086
Property segment gross premiums written	$1,183,556	$1,616,819	$308,315	$427,765	$1,042,536	$2,800,375	$2,263,062

Casualty and Specialty Segment
General casualty (1)	$286,686	$343,170	$190,996	$260,265	$206,666	$629,856	$453,333
Professional liability (2)	306,387	314,372	207,437	175,459	222,737	620,759	453,224
Financial lines (3)	86,175	144,386	122,023	143,455	101,635	230,561	248,714
Other (4)	231,354	233,695	106,743	136,114	128,298	465,049	309,260
Casualty and Specialty segment gross premiums written	$910,602	$1,035,623	$627,199	$715,293	$659,336	$1,946,225	$1,464,531

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, and professional indemnity.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

8

Underwriting and Reserves
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
June 30, 2021
Property	$1,383,754	$1,513,549	$1,773,492	$4,670,795
Casualty and Specialty	1,727,051	133,041	4,413,855	6,273,947
Total	$3,110,805	$1,646,590	$6,187,347	$10,944,742

March 31, 2021
Property	$1,292,683	$1,333,734	$2,145,953	$4,772,370
Casualty and Specialty	1,801,362	147,822	4,231,829	6,181,013
Total	$3,094,045	$1,481,556	$6,377,782	$10,953,383

December 31, 2020
Property	$1,127,909	$1,617,003	$1,627,541	$4,372,453
Casualty and Specialty	1,651,150	133,843	4,223,692	6,008,685
Total	$2,779,059	$1,750,846	$5,851,233	$10,381,138

September 30, 2020
Property	$1,037,858	$1,752,260	$1,238,478	$4,028,596
Casualty and Specialty	1,625,554	123,001	4,123,464	5,872,019
Total	$2,663,412	$1,875,261	$5,361,942	$9,900,615

June 30, 2020
Property	$1,095,843	$1,650,244	$842,395	$3,588,482
Casualty and Specialty	1,682,299	127,588	3,967,100	5,776,987
Total	$2,778,142	$1,777,832	$4,809,495	$9,365,469

9

Underwriting and Reserves
Paid to Incurred Analysis

	Three months ended June 30, 2021			Three months ended June 30, 2020
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$10,953,383	$3,160,667	$7,792,716	$9,406,707	$2,765,583	$6,641,124
Incurred claims and claim expenses
Current year	697,608	125,558	572,050	650,900	125,222	525,678
Prior years	(31,502)	20,527	(52,029)	(3,674)	11,732	(15,406)
Total incurred claims and claim expenses	666,106	146,085	520,021	647,226	136,954	510,272
Paid claims and claim expenses
Current year	54,904	4,377	50,527	32,182	1,758	30,424
Prior years	626,860	117,522	509,338	701,647	130,017	571,630
Total paid claims and claim expenses	681,764	121,899	559,865	733,829	131,775	602,054
Foreign exchange (1)	7,017	2,785	4,232	45,365	3,596	41,769
Reserve for claims and claim expenses, end of period	$10,944,742	$3,187,638	$7,757,104	$9,365,469	$2,774,358	$6,591,111

	Six months ended June 30, 2021			Six months ended June 30, 2020
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$10,381,138	$2,926,010	$7,455,128	$9,384,349	$2,791,297	$6,593,052
Incurred claims and claim expenses
Current year	1,919,589	471,456	1,448,133	1,440,910	358,178	1,082,732
Prior years	(3,237)	57,824	(61,061)	(45,969)	(44,463)	(1,506)
Total incurred claims and claim expenses	1,916,352	529,280	1,387,072	1,394,941	313,715	1,081,226
Paid claims and claim expenses
Current year	72,973	7,695	65,278	66,492	4,867	61,625
Prior years	1,249,679	253,853	995,826	1,337,025	329,109	1,007,916
Total paid claims and claim expenses	1,322,652	261,548	1,061,104	1,403,517	333,976	1,069,541
Foreign exchange (1)	(30,096)	(6,104)	(23,992)	(10,304)	3,322	(13,626)
Reserve for claims and claim expenses, end of period	$10,944,742	$3,187,638	$7,757,104	$9,365,469	$2,774,358	$6,591,111
(1)    Reflects the impact of the foreign exchange revaluation of the net reserve for claims and claim expenses denominated in non-U.S. dollars as at the balance sheet date.

10

Managed Joint Ventures and Fee Income
Fee Income
The table below reflects the total fee income earned through third-party capital management as well as various joint ventures and certain structured retrocession agreements to which the Company is a party. Joint ventures include DaVinciRe Holdings Ltd. ("DaVinciRe"), Top Layer Reinsurance Ltd., Vermeer Reinsurance Ltd. ("Vermeer") and certain entities investing in Langhorne Holdings LLC. Managed funds include RenaissanceRe Upsilon Fund Ltd. and RenaissanceRe Medici Fund Ltd. ("Medici"). Structured reinsurance products and other include certain other vehicles and reinsurance contracts which transfer risk to capital.

	Three months ended						Twelve months ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	2020	2019
Management fee income
Joint ventures	$14,741	$11,128	$8,458	$13,070	$12,190	$11,781	$45,499	$42,546
Structured reinsurance products and other	8,677	8,774	8,830	8,785	8,739	8,597	34,951	35,238
Managed funds	8,552	8,622	9,490	8,610	6,508	6,418	31,026	18,636
Total management fee income	31,970	28,524	26,778	30,465	27,437	26,796	111,476	96,420

Performance fee income (loss)
Joint ventures	7,347	1,556	(1,984)	(1,842)	6,165	7,828	10,167	9,660
Structured reinsurance products and other	2,581	(1,293)	1,570	(10,414)	7,994	8,375	7,525	7,693
Managed funds	4,259	(4,798)	9,542	175	3,914	2,363	15,994	420
Total performance fee income (loss) (1)	14,187	(4,535)	9,128	(12,081)	18,073	18,566	33,686	17,773
Total fee income	$46,157	$23,989	$35,906	$18,384	$45,510	$45,362	$145,162	$114,193
(1)     Performance fees are based on the performance of the individual vehicles or products, and may be negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company's consolidated results of operations.

	Three months ended						Twelve months ended
Fee income contributing to:	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	2020	2019
Underwriting income (loss) (1)	19,239	10,530	36,100	13,372	19,894	18,399	87,764	60,046
Earnings from equity method investments (2)	17	16	(4)	11	24	39	70	105
Redeemable noncontrolling interest (3)	26,901	13,443	(190)	5,001	25,592	26,924	57,328	54,042
Total fee income	$46,157	$23,989	$35,906	$18,384	$45,510	$45,362	$145,162	$114,193

(1)     The fees recorded through underwriting income (loss) are recorded as a reduction (increase) to operating expenses or acquisition expenses.
(2)    The fees reflected as earnings from equity method investments are recorded through equity in earnings (losses) of other ventures.
(3)     The fee income reflected as redeemable noncontrolling interest is recorded through net (income) loss attributable to redeemable noncontrolling interest. A positive number represents the fee income earned from third-party investors in the Company's Consolidated Managed Joint Ventures (as defined herein). Conversely, a negative number represents a reduction in fee income earned from third-party investors in the Company's Consolidated Managed Joint Ventures.

11

Managed Joint Ventures and Fee Income
Noncontrolling Interests
The Company consolidates the results of certain of its joint ventures and managed capital vehicles, namely, DaVinciRe, Medici and Vermeer (collectively, the "Consolidated Managed Joint Ventures"), on its consolidated balance sheets and statements of operations. Redeemable noncontrolling interests on the Company's consolidated balance sheets represents the portion of the net assets of the Consolidated Managed Joint Ventures attributable to third-party investors in these Consolidated Managed Joint Ventures. Net (income) loss attributable to redeemable noncontrolling interests on the Company's consolidated statements of operations represents the portion of the (income) loss associated with the Consolidated Managed Joint Ventures included on the Company's consolidated statements of operations that is attributable to third-party investors in these Consolidated Managed Joint Ventures.
A summary of the redeemable noncontrolling interests on the Company's consolidated statements of operations is set forth below:

	Three months ended					Six months ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	June 30, 2021	June 30, 2020
Redeemable noncontrolling interest - DaVinciRe	$(84,266)	$39,934	$32,993	$26,616	$(88,374)	$(44,332)	$(173,280)
Redeemable noncontrolling interest - Medici	(11,989)	13,443	(13,534)	(33,963)	(13,151)	1,454	(8,473)
Redeemable noncontrolling interest - Vermeer	(17,289)	(6,527)	(13,992)	(11,954)	(17,203)	(23,816)	(35,066)
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(113,544)	$46,850	$5,467	$(19,301)	$(118,728)	$(66,694)	$(216,819)
(1) A negative number in the table above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
A summary of the Company’s redeemable noncontrolling interests on its consolidated balance sheets is set forth below:

	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Redeemable noncontrolling interest - DaVinciRe	$1,642,656	$1,555,714	$1,560,693	$1,594,683	$1,621,300
Redeemable noncontrolling interest - Medici	880,320	737,702	717,999	696,999	682,118
Redeemable noncontrolling interest - Vermeer	1,133,443	1,116,154	1,109,627	1,095,635	1,083,681
Redeemable noncontrolling interests	$3,656,419	$3,409,570	$3,388,319	$3,387,317	$3,387,099

A summary of the redeemable noncontrolling economic ownership of third parties in the Consolidated Managed Joint Ventures is set forth below:

	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
DaVinciRe	71.3%	71.3%	78.6%	78.6%	78.6%
Medici	86.6%	84.6%	84.3%	88.5%	88.6%
Vermeer	100.0%	100.0%	100.0%	100.0%	100.0%

12

Managed Joint Ventures and Fee Income
DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations

	Three months ended					Six months ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	June 30, 2021	June 30, 2020
Revenues
Gross premiums written	$243,627	$342,033	$21,996	$77,866	$222,306	$585,660	$477,946
Net premiums written	$205,907	$315,476	$22,266	$78,025	$177,116	$521,383	$418,757
(Increase) decrease in unearned premiums	(69,833)	(154,894)	120,081	62,486	(58,172)	(224,727)	(194,105)
Net premiums earned	136,074	160,582	142,347	140,511	118,944	296,656	224,652
Net investment income	7,118	8,261	8,848	9,339	11,557	15,379	26,644
Net foreign exchange gains (losses)	597	(590)	149	(511)	8	7	(1,172)
Net realized and unrealized gains (losses) on investments	4,389	(26,798)	3,436	5,439	34,674	(22,409)	53,203
Total revenues	148,178	141,455	154,780	154,778	165,183	289,633	303,327
Expenses
Net claims and claim expenses incurred	(19,754)	167,543	184,787	171,271	9,829	147,789	(3,897)
Acquisition expenses	31,593	16,317	3,138	2,384	29,208	47,910	59,320
Operational and corporate expenses	16,377	11,706	6,955	13,123	11,862	28,083	23,751
Interest expense	1,858	1,858	1,859	1,859	1,859	3,716	3,717
Total expenses	30,074	197,424	196,739	188,637	52,758	227,498	82,891
Income (loss) before taxes	118,104	(55,969)	(41,959)	(33,859)	112,425	62,135	220,436
Income tax (expense) benefit	(1)	—	(12)	—	(2)	(1)	—
Net income (loss) available (attributable) to DaVinciRe common shareholders	$118,103	$(55,969)	$(41,971)	$(33,859)	$112,423	$62,134	$220,436

Net claims and claim expenses incurred - current accident year	$8,270	$181,716	$209,903	$196,188	$14,728	$189,986	$19,695
Net claims and claim expenses incurred - prior accident years	(28,024)	(14,173)	(25,116)	(24,917)	(4,899)	(42,197)	(23,592)
Net claims and claim expenses incurred - total	$(19,754)	$167,543	$184,787	$171,271	$9,829	$147,789	$(3,897)

Net claims and claim expense ratio - current accident year	6.1%	113.2%	147.5%	139.6%	12.4%	64.0%	8.8%
Net claims and claim expense ratio - prior accident years	(20.6)%	(8.9)%	(17.7)%	(17.7)%	(4.1)%	(14.2)%	(10.5)%
Net claims and claim expense ratio - calendar year	(14.5)%	104.3%	129.8%	121.9%	8.3%	49.8%	(1.7)%
Underwriting expense ratio	35.2%	17.5%	7.1%	11.0%	34.5%	25.6%	36.9%
Combined ratio	20.7%	121.8%	136.9%	132.9%	42.8%	75.4%	35.2%

13

RenaissanceRe Holdings Ltd.
Investments
Total Investment Result

	Three months ended					Six months ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	June 30, 2021	June 30, 2020
Fixed maturity investments trading	$59,510	$62,933	$66,912	$68,022	$69,943	$122,443	$143,281
Short term investments	782	573	1,047	1,611	6,049	1,355	18,141
Equity investments trading	1,626	1,491	1,628	1,559	1,666	3,117	3,217
Other investments
Catastrophe bonds	16,681	14,468	13,500	13,626	13,519	31,149	27,658
Other	9,339	3,801	4,083	2,598	1,107	13,140	2,736
Cash and cash equivalents	159	102	192	441	837	261	2,341
	88,097	83,368	87,362	87,857	93,121	171,465	197,374
Investment expenses	(7,172)	(3,564)	(5,645)	(4,314)	(3,816)	(10,736)	(8,596)
Net investment income	80,925	79,804	81,717	83,543	89,305	160,729	188,778

Net realized and unrealized gains (losses) on:
Fixed maturity investments trading, net of investments-related derivatives (1)	87,847	(261,759)	90,132	78,348	322,711	(173,912)	423,932
Equity investments trading, net of investments-related derivatives (1)	65,566	(67,922)	154,306	119,622	113,506	(2,356)	(38,376)
Other investments
Catastrophe bonds	2	(19,083)	(9,742)	12,611	4,452	(19,081)	(9,900)
Other	37,603	3,201	24,049	13,627	7,721	40,804	(37,973)
Net realized and unrealized gains (losses) on investments	191,018	(345,563)	258,745	224,208	448,390	(154,545)	337,683
Total investment result	$271,943	$(265,759)	$340,462	$307,751	$537,695	$6,184	$526,461

Total investment return - annualized	5.2%	(4.9)%	6.6%	6.2%	11.8%	0.1%	5.8%
(1)    Net realized and unrealized gains (losses) on fixed maturity investments trading includes the impacts of interest rate futures, interest rate swaps, credit default swaps and total return swaps. Net realized and unrealized gains (losses) on equity investments trading includes the impact of equity futures.

14

Investments
Investment Portfolio - Composition

Type of Investment	June 30, 2021		March 31, 2021		December 31, 2020		September 30, 2020		June 30, 2020
U.S. treasuries	$6,327,895	31.5%	$5,107,878	25.1%	$4,960,409	24.1%	$4,350,971	21.4%	$4,258,675	21.6%
Agencies	325,051	1.6%	227,184	1.1%	368,032	1.8%	437,681	2.1%	505,038	2.6%
Non-U.S. government	508,320	2.5%	518,162	2.5%	491,531	2.4%	568,960	2.8%	584,206	3.0%
Non-U.S. government-backed corporate	396,966	2.0%	335,662	1.6%	338,014	1.6%	401,449	2.0%	314,833	1.6%
Corporate	3,387,433	16.9%	4,289,072	21.1%	4,261,025	20.7%	4,655,765	22.9%	4,428,553	22.5%
Agency mortgage-backed	703,757	3.5%	957,563	4.7%	1,113,792	5.4%	1,086,474	5.3%	985,851	5.0%
Non-agency mortgage-backed	260,432	1.3%	272,529	1.3%	291,444	1.4%	293,953	1.4%	276,300	1.4%
Commercial mortgage-backed	588,262	2.9%	713,044	3.5%	791,272	3.8%	788,995	3.9%	591,238	3.0%
Asset-backed	920,273	4.6%	888,140	4.4%	890,984	4.3%	807,070	4.0%	550,441	2.8%
Total fixed maturity investments, at fair value	13,418,389	66.8%	13,309,234	65.3%	13,506,503	65.5%	13,391,318	65.8%	12,495,135	63.5%
Short term investments, at fair value	4,392,652	21.9%	5,091,143	25.0%	4,993,735	24.3%	5,158,961	25.4%	5,570,804	28.2%
Total consolidated fixed maturity and short term investments, at fair value	17,811,041	88.7%	18,400,377	90.3%	18,500,238	89.8%	18,550,279	91.2%	18,065,939	91.7%
Equity investments trading, at fair value	577,090	2.9%	503,137	2.5%	702,617	3.4%	547,381	2.7%	470,087	2.4%
Other investments, at fair value	1,585,036	8.0%	1,379,056	6.8%	1,256,948	6.2%	1,122,683	5.5%	1,093,338	5.5%
Total managed investment portfolio	19,973,167	99.6%	20,282,570	99.6%	20,459,803	99.4%	20,220,343	99.4%	19,629,364	99.6%
Investments in other ventures, under equity method	91,938	0.4%	91,362	0.4%	98,373	0.6%	98,990	0.6%	94,285	0.4%
Total investments	$20,065,105	100.0%	$20,373,932	100.0%	$20,558,176	100.0%	$20,319,333	100.0%	$19,723,649	100.0%

15

Investments
Investment Portfolio - Fixed Maturity Investments

Credit Quality of Fixed Maturity Investments	June 30, 2021		March 31, 2021		December 31, 2020		September 30, 2020		June 30, 2020
AAA	$1,793,720	13.4%	$1,859,370	14.0%	$1,915,147	14.2%	$1,972,894	14.7%	$1,392,417	11.1%
AA	7,982,119	59.5%	7,022,443	52.8%	7,210,622	53.4%	6,721,098	50.2%	6,670,927	53.4%
A	1,060,647	7.9%	1,504,569	11.3%	1,485,463	11.0%	1,777,861	13.3%	1,864,066	14.9%
BBB	1,171,756	8.7%	1,509,280	11.3%	1,538,681	11.4%	1,648,049	12.3%	1,433,297	11.5%
Non-investment grade and not rated	1,410,147	10.5%	1,413,572	10.6%	1,356,590	10.0%	1,271,416	9.5%	1,134,428	9.1%
Total fixed maturity investments, at fair value	$13,418,389	100.0%	$13,309,234	100.0%	$13,506,503	100.0%	$13,391,318	100.0%	$12,495,135	100.0%

Maturity Profile of Fixed Maturity Investments
Due in less than one year	$365,154	2.7%	$572,443	4.3%	$637,418	4.7%	$621,610	4.6%	$638,686	5.1%
Due after one through five years	6,191,724	46.1%	5,569,638	41.9%	5,391,122	39.9%	5,749,128	43.0%	5,513,103	44.1%
Due after five through ten years	4,060,205	30.3%	3,786,423	28.4%	3,806,564	28.2%	3,374,898	25.2%	3,312,749	26.6%
Due after ten years	328,582	2.4%	549,453	4.1%	583,908	4.3%	669,190	5.0%	626,768	5.0%
Mortgage-backed securities	1,552,451	11.6%	1,943,137	14.6%	2,196,507	16.3%	2,169,422	16.2%	1,853,388	14.8%
Asset-backed securities	920,273	6.9%	888,140	6.7%	890,984	6.6%	807,070	6.0%	550,441	4.4%
Total fixed maturity investments, at fair value	$13,418,389	100.0%	$13,309,234	100.0%	$13,506,503	100.0%	$13,391,318	100.0%	$12,495,135	100.0%

16

Investments
Investment Portfolio - Weighted Average Yield to Maturity and Credit Rating

				Credit Rating (1)
June 30, 2021	Amortized Cost	Fair Value	Weighted Average Yield to Maturity	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$4,392,652	$4,392,652	—%	$4,355,715	$11,147	$25,092	$12	$686	$—
		100.0%		99.1%	0.3%	0.6%	—%	—%	—%
Fixed maturity investments
U.S. treasuries	6,327,120	6,327,895	0.7%	—	6,327,895	—	—	—	—
Agencies
Fannie Mae and Freddie Mac	16,707	16,126	1.3%	—	16,126	—	—	—	—
Other agencies	308,908	308,925	1.1%	55,282	253,643	—	—	—	—
Total agencies	325,615	325,051	1.1%	55,282	269,769	—	—	—	—
Non-U.S. government	506,667	508,320	0.8%	348,311	146,238	2,686	9,742	1,343	—
Non-U.S. government-backed corporate	395,435	396,966	1.3%	153,130	205,520	25,129	3,938	9,249	—
Corporate	3,302,460	3,387,433	2.4%	33,732	107,265	1,001,698	1,085,992	1,119,939	38,807
Mortgage-backed
Residential mortgage-backed
Agency securities	697,707	703,757	1.2%	—	703,757	—	—	—	—
Non-agency securities	256,426	260,432	2.6%	55,092	15,392	2,376	7,234	127,333	53,005
Total residential mortgage-backed	954,133	964,189	1.6%	55,092	719,149	2,376	7,234	127,333	53,005
Commercial mortgage-backed	574,205	588,262	1.6%	433,390	110,248	6,431	24,218	2,563	11,412
Total mortgage-backed	1,528,338	1,552,451	1.6%	488,482	829,397	8,807	31,452	129,896	64,417
Asset-backed
Collateralized loan obligations	824,636	825,930	1.8%	626,382	94,162	18,291	40,599	12,542	33,954
Other	93,584	94,343	0.8%	88,401	1,873	4,036	33	—	—
Total asset-backed	918,220	920,273	1.7%	714,783	96,035	22,327	40,632	12,542	33,954
Total securitized assets	2,446,558	2,472,724	1.6%	1,203,265	925,432	31,134	72,084	142,438	98,371
Total fixed maturity investments	13,303,855	13,418,389	1.4%	1,793,720	7,982,119	1,060,647	1,171,756	1,272,969	137,178
		100.0%		13.4%	59.5%	7.9%	8.7%	9.5%	1.0%
Total consolidated fixed maturity and short term investments, at fair value	$17,696,507	$17,811,041	1.0%	$6,149,435	$7,993,266	$1,085,739	$1,171,768	$1,273,655	$137,178
		100.0%		34.4%	44.9%	6.1%	6.6%	7.2%	0.8%
(1) The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P"). When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

17

Investments
Retained Investment Information
“Retained total investment result" is defined as consolidated total investment result less the portion attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures.

	Three months ended					Six months ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	June 30, 2021	June 30, 2020
Total investment result
Net investment income	$80,925	$79,804	$81,717	$83,543	$89,305	$160,729	$188,778
Net realized and unrealized gains (losses) on investments	191,018	(345,563)	258,745	224,208	448,390	(154,545)	337,683
Total investment result	$271,943	$(265,759)	$340,462	$307,751	$537,695	$6,184	$526,461

Retained total investment result (1)
Retained net investment income	$62,982	$62,598	$64,250	$64,971	$67,189	$125,580	$139,792
Retained net realized and unrealized gains (losses) on investments	187,391	(318,688)	258,293	201,699	418,046	(131,297)	304,785
Retained total investment result	$250,373	$(256,090)	$322,543	$266,670	$485,235	$(5,717)	$444,577

(1)    Includes total investment return, less the portion attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures. See "Comments on Regulation G" for a reconciliation of non-GAAP financial measures.
“Retained fixed maturity and short term investments, at fair value" is defined as total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures.

	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Managed fixed maturity and short term investments portfolio (1)
Total consolidated fixed maturity and short term investments, at fair value	$17,811,041	$18,400,377	$18,500,238	$18,550,279	$18,065,939
Weighted average yield to maturity of fixed maturity and short term investments	1.0%	1.2%	0.9%	1.0%	1.1%
Average duration of fixed maturities and short term investments, in years	3.0	2.9	2.9	2.9	2.9
Retained fixed maturity and short term investments portfolio (2)
Retained fixed maturity and short term investments, at fair value	$12,569,024	$12,736,000	$13,219,754	$13,046,376	$12,703,423
Weighted average yield to maturity of retained fixed maturity and short term investments	1.3%	1.5%	1.2%	1.3%	1.4%
Average duration of retained fixed maturities and short term investments, in years	3.8	3.7	3.6	3.7	3.7
(1)    Includes total consolidated fixed maturity and short term investments, at fair value, as presented on the Company's consolidated balance sheets.
(2)    Includes total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. See "Comments on Regulation G" for a reconciliation of non-GAAP financial measures.

18

Other Items
Earnings per Share

	Three months ended
(common shares in thousands)	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$456,818	$(290,934)	$189,812	$47,799	$575,845
Amount allocated to participating common shareholders (1)	(5,809)	(129)	(2,285)	(582)	(7,593)
Net income (loss) allocated to RenaissanceRe common shareholders	$451,009	$(291,063)	$187,527	$47,217	$568,252
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	48,163	49,579	50,022	50,009	44,939
Per common share equivalents of non-vested shares	63	—	89	85	64
Denominator for diluted income (loss) per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	48,226	49,579	50,111	50,094	45,003
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$9.36	$(5.87)	$3.75	$0.94	$12.64
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$9.35	$(5.87)	$3.74	$0.94	$12.63

	Six months ended
(common shares in thousands)	June 30, 2021	June 30, 2020
Numerator:
Net income available to RenaissanceRe common shareholders	$165,884	$493,871
Amount allocated to participating common shareholders (1)	(1,864)	(6,153)
Net income allocated to RenaissanceRe common shareholders	$164,020	$487,718
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	48,871	44,190
Per common share equivalents of non-vested shares	69	63
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	48,940	44,253
Net income available to RenaissanceRe common shareholders per common share - basic	$3.36	$11.04
Net income available to RenaissanceRe common shareholders per common share - diluted	$3.35	$11.02
(1)    Represents earnings and dividends attributable to holders of unvested shares issued pursuant to the Company's stock compensation plans.

19

Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has consistently provided these financial measures in previous investor communications and the Company's management believes that these measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
Operating Income (Loss) Available (Attributable) to RenaissanceRe Common Shareholders and Operating Return on Average Common Equity - Annualized
The Company uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss) available (attributable) to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds, net foreign exchange gains and losses, corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK, the income tax expense or benefit associated with these adjustments and the portion of these adjustments attributable to the Company's redeemable noncontrolling interests." The Company's management believes that “operating income (loss) available (attributable) to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from: fluctuations in the fair value of the Company's fixed maturity investment portfolio, equity investments trading, other investments (excluding catastrophe bonds) and investments-related derivatives; fluctuations in foreign exchange rates; corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK; the associated income tax expense or benefit of these adjustments; and the portion of these adjustments attributable to the Company's redeemable noncontrolling interests. The Company also uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” to calculate “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized.” The following table is a reconciliation of: (1) net income (loss) available (attributable) to RenaissanceRe common shareholders to "operating income (loss) available (attributable) to RenaissanceRe common shareholders"; (2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to "operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted"; and (3) return on average common equity - annualized to "operating return on average common equity - annualized." Comparative information for all prior periods has been updated to conform to the current methodology and presentation.

20

Comments on Regulation G

	Three months ended					Six months ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	June 30, 2021	June 30, 2020
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$456,818	$(290,934)	$189,812	$47,799	$575,845	$165,884	$493,871
Adjustment for net realized and unrealized (gains) losses on investments, excluding other investments - catastrophe bonds	(191,016)	326,480	(268,487)	(211,597)	(443,938)	135,464	(347,583)
Adjustment for net foreign exchange (gains) losses	(3,234)	22,788	(23,270)	(17,426)	7,195	19,554	12,923
Adjustment for corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK (1)	—	135	7,346	33,916	2,279	135	6,702
Adjustment for income tax expense (benefit) (2)	11,786	(19,965)	7,723	5,058	21,223	(8,179)	17,082
Adjustment for net income (loss) available (attributable) to redeemable noncontrolling interests (3)	3,696	(34,109)	9,754	10,526	27,472	(30,413)	40,491
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$278,050	$4,395	$(77,122)	$(131,724)	$190,076	$282,445	$223,486

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$9.35	$(5.87)	$3.74	$0.94	$12.63	$3.35	$11.02
Adjustment for net realized and unrealized (gains) losses on investments, excluding other investments - catastrophe bonds	(3.96)	6.59	(5.36)	(4.22)	(9.86)	2.77	(7.85)
Adjustment for net foreign exchange (gains) losses	(0.07)	0.46	(0.46)	(0.35)	0.16	0.40	0.29
Adjustment for corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK (1)	—	—	0.15	0.68	0.05	—	0.15
Adjustment for income tax expense (benefit) (2)	0.24	(0.40)	0.15	0.10	0.47	(0.17)	0.39
Adjustment for net income (loss) available (attributable) to redeemable noncontrolling interests (3)	0.08	(0.69)	0.19	0.21	0.61	(0.62)	0.91
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$5.64	$0.09	$(1.59)	$(2.64)	$4.06	$5.73	$4.91

Return on average common equity - annualized	27.6%	(17.1)%	10.9%	2.8%	38.5%	4.9%	17.1%
Adjustment for net realized and unrealized (gains) losses on investments, excluding other investments - catastrophe bonds	(11.5)%	19.2%	(15.4)%	(12.4)%	(29.7)%	4.0%	(11.9)%
Adjustment for net foreign exchange (gains) losses	(0.2)%	1.4%	(1.3)%	(1.0)%	0.5%	0.6%	0.4%
Adjustment for corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK (1)	—%	—%	0.4%	2.0%	0.2%	—%	0.2%
Adjustment for income tax expense (benefit) (2)	0.7%	(1.2)%	0.4%	0.3%	1.4%	(0.2)%	0.6%
Adjustment for net income (loss) available (attributable) to redeemable noncontrolling interests (3)	0.2%	(2.0)%	0.6%	0.6%	1.8%	(0.9)%	1.4%
Operating return on average common equity - annualized	16.8%	0.3%	(4.4)%	(7.7)%	12.7%	8.4%	7.8%
(1)    Included in the three months ended September 30, 2020 is the loss on sale of RenaissanceRe UK of $30.2 million.
(2)    Adjustment for income tax expense (benefit) represents the income tax (expense) benefit associated with the adjustments to net income (loss) available (attributable) to RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.
(3)    Represents the portion of these adjustments that are attributable to the Company's redeemable noncontrolling interests, including the income tax impact of those adjustments.

21

Comments on Regulation G

Tangible Book Value Per Common Share and Tangible Book Value Per Common Share Plus Accumulated Dividends
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following table is a reconciliation of book value per common share to "tangible book value per common share'" and "tangible book value per common share plus accumulated dividends."

	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Book value per common share	$139.35	$131.15	$138.46	$135.13	$134.27
Adjustment for goodwill and other intangibles (1)	(5.60)	(5.42)	(5.37)	(5.53)	(5.56)
Tangible book value per common share	133.75	125.73	133.09	129.60	128.71
Adjustment for accumulated dividends	22.80	22.44	22.08	21.73	21.38
Tangible book value per common share plus accumulated dividends	$156.55	$148.17	$155.17	$151.33	$150.09

Quarterly change in book value per common share	6.3%	(5.3)%	2.5%	0.6%	14.6%
Quarterly change in tangible book value per common share plus change in accumulated dividends	6.7%	(5.3)%	3.0%	1.0%	16.6%
Year to date change in book value per common share	0.6%	(5.3)%	14.9%	12.1%	11.4%
Year to date change in tangible book value per common share plus change in accumulated dividends	1.0%	(5.3)%	17.9%	14.6%	13.5%
(1)     At June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020, and June 30, 2020, goodwill and other intangibles included $22.4 million, $22.7 million, $23.0 million, $23.2 million, and $23.5 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

22

Comments on Regulation G
Retained Total Investment Result
The Company has included in this Financial Supplement “retained total investment result.” “Retained total investment result" is defined as consolidated total investment result less the portion attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures. “Retained total investment result” differs from consolidated total investment result, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of the investment result attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures. The Company's management believes “retained total investment result” is useful to investors and other interested parties because it provides a measure of the portion of the Company's investment result, that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investment result to “retained total investment result.”

	Three months ended					Six months ended
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	June 30, 2021	June 30, 2020
Net investment income	$80,925	$79,804	$81,717	$83,543	$89,305	$160,729	$188,778
Adjustment for net investment income attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	(17,943)	(17,206)	(17,467)	(18,572)	(22,116)	(35,149)	(48,986)
Retained net investment income	62,982	62,598	64,250	64,971	67,189	125,580	139,792

Net realized and unrealized gains (losses) on investments	191,018	(345,563)	258,745	224,208	448,390	(154,545)	337,683
Adjustment for net realized and unrealized (gains) losses on investments attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	(3,627)	26,875	(452)	(22,509)	(30,344)	23,248	(32,898)
Retained net realized and unrealized gains (losses) on investments	187,391	(318,688)	258,293	201,699	418,046	(131,297)	304,785

Total investment result	271,943	(265,759)	340,462	307,751	537,695	6,184	526,461
Adjustment for investment result attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	(21,570)	9,669	(17,919)	(41,081)	(52,460)	(11,901)	(81,884)
Retained total investment result	$250,373	$(256,090)	$322,543	$266,670	$485,235	$(5,717)	$444,577

23

Comments on Regulation G
Retained Fixed Maturity and Short Term Investments, at Fair Value
The Company has included in this Financial Supplement “retained fixed maturity and short term investments, at fair value.” “Retained fixed maturity and short term investments, at fair value" is defined as total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. “Retained fixed maturity and short term investments, at fair value” differs from total consolidated fixed maturity and short term investments, at fair value, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of fixed maturity and short term investments, at fair value, attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. The Company's management believes “retained fixed maturity and short term investments, at fair value” is useful to investors and other interested parties because it provides a measure of the portion of the Company's fixed maturity and short term investments, at fair value, that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of total consolidated fixed maturity and short term investments, at fair value, to “retained fixed maturity and short term investments, at fair value.”

	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Fixed maturity investments, at fair value	$13,418,389	$13,309,234	$13,506,503	$13,391,318	$12,495,135
Short term investments, at fair value	4,392,652	5,091,143	4,993,735	5,158,961	5,570,804
Total consolidated fixed maturity and short term investments, at fair value	$17,811,041	$18,400,377	$18,500,238	$18,550,279	$18,065,939
Adjustment for fixed maturity and short term investments attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	(5,242,017)	(5,664,377)	(5,280,484)	(5,503,903)	(5,362,516)
Retained fixed maturity and short term investments, at fair value	$12,569,024	$12,736,000	$13,219,754	$13,046,376	$12,703,423

24